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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 3, 2005, in the Registration Statement (Form S-1 No. 333-_____) and related Prospectus of Cynosure, Inc. dated August 10, 2005.


                                                           /s/ Ernst & Young LLP

Boston, MA
August 9, 2005